UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 27, 2014 (February 21, 2014)

American Realty Capital Healthcare Trust II, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	333-184677	38-3888962
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

405 Park Avenue New York, New York 10022
(Address, including zip code, of Principal Executive Offices) Registrant's telephone number, including area code: (212) 415-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

LaSalle Investment Management II Portfolio

On February 21, 2014, following the completion of its due diligence review of the Stockbridge Family Medical Center in Stockbridge, Georgia, the Village Center Parkway in Stockbridge, Georgia and the Arrowhead Medical Plaza II, in Glendale, Arizona (collectively, the “Initial Tranche”), American Realty Capital Healthcare Trust II, Inc. (the “Company”) finalized the prerequisite conditions to acquire the Initial Tranche and assumed the obligations of American Realty Capital VII, LLC, the Company’s sponsor (the “Sponsor”), to purchase the Initial Tranche under the purchase and sale agreement (the “Agreement”), dated January 13, 2014, by and between the Sponsor and LaSalle Medical Office Fund II (the “Seller”).

Pursuant to the Agreement, the Sponsor agreed to purchase from the Seller a portfolio of 13 medical office buildings in five states (collectively, the “Portfolio”), including the Initial Tranche, subject to the satisfactory completion of a due diligence review of the Portfolio, among other conditions. The Portfolio is comprised of a total of 534,291 square feet for an aggregate purchase price of $136.7 million. The Agreement contains customary representations and warranties by the Seller.

The Company assumed the Sponsor’s obligations under the Agreement with respect to the Initial Tranche, and acquired the fee simple interest in the Initial Tranche on February 21, 2014 for an aggregate purchase price of $18.4 million. The Initial Tranche is comprised of a total of 90,162 square feet occupied by 18 tenants. The Company has no material relationship with the Seller, and the acquisition of the Properties was not an affiliated transaction. The description of the Initial Tranche set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01 in its entirety.

Item 2.01. Completion of Acquisition or Disposition of Assets.

Stockbridge Family Medical Center

On February 21, 2014, the Company, through a wholly owned subsidiary of its operating partnership, closed its acquisition of the fee simple interest in the Stockbridge Family Medical Center for a contract purchase price of $3.1 million. The Company funded the acquisition of the Stockbridge Family Medical Center with proceeds from its ongoing initial public offering of common stock.

The Stockbridge Family Medical Center contains 19,822 rentable square feet and is 65.7% leased to three tenants: Emory Specialty Associates, LLC, Stockbridge Family Dental Group, P.C. and Pain Consultants of Atlanta, LLC.

The following table provides information relating to lease commencement and termination dates, rentable square feet, annualized straight line rental income, rental escalations and renewal options for the tenants in the Stockbridge Family Medical Center:

Tenant	Lease Commencement Date	Lease Termination Date	Rentable Square Feet	Annualized Straight Line Rental Income (in thousands)(1)	Rental Escalations	Renewal Options
Emory Specialty Associates, LLC	May 2010(2)	April 2020	8,100	$140.7	2.75% Annual Increase	2-5 year options
Stockbridge Family Dental Group, P.C.	December 2003	January 2016	2,357	$44.5	3.0% Annual Increase	2-5-year options
Pain Consultants of Atlanta, LLC	August 2006	July 2015	2,572	$45.3	3.0% Annual	None

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(1)	Annualized rental income for the in-place leases in the property on a straight-line basis, which includes tenant concessions such as free rent, as applicable.
(2)	Early lease termination option in April 2015

Village Center Parkway Medical Building

On February 21, 2014, the Company, through a wholly owned subsidiary of its operating partnership, closed its acquisition of the fee simple interest in the Village Center Parkway Medical Building for a contract purchase price of $4.1 million. The Company funded the acquisition of the Village Center Parkway Medical Building with proceeds from its ongoing initial public offering of common stock.

The Village Center Parkway Medical Building contains 25,051 rentable square feet and is 72.1% leased to four tenants: Emory Egleston Children’s Heart Center, Inc., Open MRI of Georgia Inc., Dermatology & Skin Surgery Center, P.C. and Chris Adkins, DDS.

The following table provides information relating to lease commencement and termination dates, rentable square feet, annualized straight line rental income, rental escalations and renewal options for the tenants that represent over 10% of the total annualized rental income of the Village Center Parkway Medical Building:

Tenant	Lease Commencement Date	Lease Termination Date	Rentable Square Feet	Annualized Straight Line Rental Income (in thousands)(1)	Rental Escalations	Renewal Options
Open MRI of Georgia, LLC	March 2003	March 2015	6,521	$125.6	3% Annual Increase	1-5year option
Dermatology & Skin Surgery Center, P.C.	June 2003	May 2020	7,179	$169.3	2% Annual Increase	None
Chris Adkins, DDS	January 2004	December 2024	2,441	$48.7	2% Annual Increase	3-5 year options

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(1)	Annualized rental income for the in-place leases in the property on a straight-line basis, which includes tenant concessions such as free rent, as applicable.

Arrowhead Medical Plaza II

On February 21, 2014, the Company, through a wholly owned subsidiary of its operating partnership, closed its acquisition of the leasehold interest in Arrowhead Medical Plaza II for a contract purchase price of $11.2 million. The Company funded the acquisition of Arrowhead Medical Plaza II with proceeds from its ongoing initial public offering of common stock.

Arrowhead Medical Plaza II contains 45,289 rentable square feet and is 87.1% leased to 11 tenants: Missnitas, LLC, Cardiovascular Consultants, Ltd., VHS of Arrowhead, Inc., North Valley Surgical Associates, P.C., Valley Ent, P.C., Spine Institute of Arizona, P.C., VHS Outpatient Clinics, Inc., Uma Gunnala, MD, Sammy Zakhary, MD, Arrowhead Pediatrics, P.C. and Arrowhead Children's Denistry, PLC.

 The following table provides information relating to lease commencement and termination dates, rentable square feet, annualized straight line rental income, rental escalations and renewal options for the tenants that represent over 10% of the total annualized rental income of Arrowhead Medical Plaza II:

Tenant	Lease Commencement Date	Lease Termination Date	Rentable Square Feet	Annualized Straight Line Rental Income (in thousands)(1)	Rental Escalations	Renewal Options
Cardiovascular Consultants, Ltd.	April 2007	April 2017	4,746	$104.8	CPI(2) –(floor of 3.0%, cap of 6.0%)	None
Arrowhead Pediatrics, PC	May 1997	May 2016	10,406	$211.3	CPI(2) –(cap of 6.0%)	None
Valley ENT, P.C.	December 2010	January 2020	3,933	$109.6	CPI(2) –(floor of 3.0%, cap of 6.0%)	None

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(1)	Annualized rental income for the in-place leases in the property on a straight-line basis, which includes tenant concessions such as free rent, as applicable.
(2)	CPI – Consumer Price Index

Item 9.01. Financial Statements and Exhibits.

(a)(4) The audited and unaudited financial statements relating to the Portfolio described in Item 1.01 of this Current Report on Form 8-K and required by Rule 3-14 of Regulation S-X are not included in this Current Report on Form 8-K. The Company will file such financial statements with the U.S. Securities and Exchange Commission within 71 calendar days after the date that this Current Report on Form 8-K must be filed, or by May 9, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN REALTY CAPITAL HEALTHCARE TRUST II, INC.

Date: February 27, 2014	By:	/s/ Thomas P. D’Arcy
Thomas P. D’Arcy
Chief Executive Officer